UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2007

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26281	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 22, 2007, Gabriela Gonzalez, Controller and principal accounting officer of Red Hat, Inc. (the “Company”), resigned from the Company voluntarily. Ms. Gonzalez indicated that her resignation was not due to a disagreement with the Company.

Charles E. Peters, Jr., the Company’s Chief Financial Officer, has assumed the additional responsibilities of interim Controller and principal accounting officer. Mr. Peters will serve in that capacity until a successor is named for Ms. Gonzalez.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED HAT, INC.

Date: March 28, 2007	By:	/s/ Charles E. Peters, Jr.
Charles E. Peters, Jr.
Chief Financial Officer